ASSIGNMENT OF LEASE
                               -------------------

                                                 BROWNSVILLE NAVIGATION DISTRICT
THE STATE OF TEXAS  )                            CONTRACT NO. 2823 "M"
                                                              ----------
COUNTY OF CAMERON   )

     THIS AGREEMENT is made between PENN OCTANE CORPORATION, a Texas corporation with offices at the Port of Brownsville, Cameron County, Texas, herein called "Assignor," and RIO VISTA OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, of 820 Gessner, Suite 1285, Houston, TX 77024, herein called "Assignee."

     WHEREAS, the BROWNSVILLE NAVIGATION DISTRICT OF CAMERON COUNTY, TEXAS, the "DISTRICT," as Lessor, and PENN OCTANE CORPORATION, as Lessee, entered into Lease Contract No. 2823 dated October 5, 1993, covering that certain Tract of Land described in EXHIBIT A attached hereto and made a part hereof for all purposes; and

     WHEREAS, Assignor now desires to assign said Lease to the Assignee, and the Assignee desires to accept the assignment thereof under the following terms and conditions:

     NOW, THEREFORE, in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, receipt of which is hereby acknowledged, Assignor hereby assigns to the Assignee, its successors in interest and assigns, all of its right, title, and interest in and to Lease
Contract No. 2823 covering the leased premises described in EXHIBIT A attached hereto, together with all improvements, equipment, furniture and fixtures situated on the subject Leasehold. Assignee accepts the assignment of the Lease Contract and hereby assumes and agrees to perform and fulfill all of the terms, covenants, conditions, and obligations which arise after the date hereof required of the Assignor under the afore described Lease, specifically including the timely making of all payments due to DISTRICT. Additionally, Assignee expressly assumes responsibility for the payment of any sales tax, if any, attributable to this transaction. In no event shall Assignee ever be responsible for the performance of any terms, covenants, conditions and/or obligations which arose under the Lease Contract on or before the date hereof.

     Assignor hereby represents, warrants and covenants to Assignee that Assignor has fully and timely performed each and every term, covenant, condition and obligation of Assignor under the Lease Contract which have accrued or arisen on or before the date hereof and Assignor does hereby indemnify, defend, save and hold harmless Assignee from and against any and all damages, costs, claims, causes of action or fees suffered or incurred by Assignee (including, without limitation, reasonable attorney's fees and court costs) which arise out of or relate to a failure by Assignor to perform any of the terms, covenants, conditions or obligations under the Leases which were to be performed on or before the date hereof.

     This Agreement shall be binding on and inure to the benefit of the parties to this Agreement, their successors in interest and assigns.

     EXECUTED this 15th day of September, 2004.
                   ----

                                           ASSIGNOR:

                                           PENN OCTANE CORPORATION

                                           By:  /s/ Charles Handly
                                                ------------------
                                                CHARLIE HANDLY
                                           ITS:  EXECUTIVE VICE PRESIDENT

                                           ASSIGNEE:

                                           RIO VISTA OPERATING PARTNERSHIP, L.P.
                                           BY ITS GENERAL PARTNER
                                           RIO VISTA OPERATING GP, LLC

                                           BY:  /s/ Charles Handly
                                                ------------------
                                                CHARLES HANDLY
                                           ITS: SECRETARY

                                 ACKNOWLEDGMENTS
                                 ---------------

THE STATE OF TEXAS  )

COUNTY OF CAMERON   )

     This  instrument  was  acknowledged before me on the 16th day of September,
                                                          ----
2004 by Charlie Handly, Executive Vice President of PENN OCTANE CORPORATION, a Texas corporation, on behalf of said corporation.

                                           /s/ Beatrice G. Rosenbaum
                                           -----------------------------------
                                           Notary Public, State of Texas

My Commission Expires:
[GRAPHIC OMITTED]



THE STATE OF TEXAS  )

COUNTY OF CAMERON   )

     This  instrument  was  acknowledged before me on the 16th day of September,
                                                          ----
2004 by Charles Handly, Secretary of RIO VISTA OPERATING PARTNERSHIP, LLC, General Partner of RIO VISTA OPERATING GP, LP, a Delaware limited partnership, on behalf of said partnership.

                                           /s/ Beatrice G. Rosenbaum
                                           -----------------------------------
                                           Notary Public, State of Texas

My Commission Expires:
[GRAPHIC OMITTED]

                                CONSENT OF LESSOR
                                -----------------

     The undersigned, the BROWNSVILLE NAVIGATION DISTRICT OF CAMERON COUNTY, TEXAS, is the Lessor in the Lease described in the foregoing Assignment, and the said DISTRICT hereby consents to the assignment of Lease Contract No.2823 to RIO VISTA OPERATING PARTNERSHIP, L.P. Consent to this Assignment releases PENN OCTANE CORPORATION, the Lessee/Assignor, from its obligations under the terms and conditions of the subject Lease Contracts, except for any obligations that may have arisen on or prior to the date of the assignment.

     EXECUTED effective September 15, 2004.

                                   BROWNSVILLE NAVIGATION DISTRICT
                                   OF CAMERON COUNTY, TEXAS

                                   By: /s/ Peter Zavaletta
                                       -------------------
                                       Peter Zavaletta, Chairman of the Board of
                                       Navigation and Canal Commissioners of the
                                       Brownsvil1e Navigation District of
                                       Cameron County, Texas

ATTEST:
/s/ Unreadable
--------------
Its Secretary


THE STATE OF TEXAS  )

COUNTY OF CAMERON   )

     This instrument was subscribed before me on the 15th day of September, 2004
                                                     ----
by Peter Zavaletta, Chairman of the Board of Navigation and Canal Commissioners of the Brownsvil1e Navigation District of Cameron County, Texas, a municipal corporation, who acknowledged to me that he executed the same for the purposes and consideration therein expressed, in his official capacity as therein stated, under the seal thereof and as the act and deed of said corporation.

                                           /s/ Beatrice G. Rosenbaum
                                           -----------------------------------
                                           Notary Public, State of Texas

My Commission Expires:
[GRAPHIC OMITTED]

                                   EXHIBIT "A"

                                 PENN OCTANE CO.


                              14.51 ACRE TRACT "A"


BEING a 14.51 Acre Tract of Land out of the 462.26 Acre Union Carbide Tract, out of Share 32, Espiritu Santo Grant, Cameron County, Texas, and said 14.51 Acre Tract being more particularly described as follows:

COMMENCING from a concrete monument found at Corps of Engineers (U.S.E.D.) Station 81 + 500 and the North 4+50 Reference Line from the original centerline of the Brownsville Ship Channel, thence North 06 deg. 22 min. 22 sec. West, a distance of 896.32 feet to a 1/2" iron rod found on the North Right-of-Way line of State Highway No. 48, thence North 03 deg. 14 min. 55 sec. West, a distance of 512.82 feet to a 1/2" iron rod found, a total distance of 811.67 feet to a 1/2" iron rod found, thence South 86 sec. 47 min. 08 sec. West, a distance of
18.36 feet to a point for the Southeast corner and PLACE OF BEGINNING of this tract;

THENCE, along the North line of a certain 0.25 Acre Tract, South 86 deg. 47 min. 08 sec. West, a distance of 739.02 feet to a punch hole found on concrete, a total distance of 757.63 feet on the East Right-of-Way line of Chemical Rd., (100.0 Ft. R.O.W.) for the Southwest corner of this tract;

THENCE, along the East Right-of-Way line of Chemical Rd. North 03 deg. 14 min. 30 sec. West, a distance of 834.14 feet to a point for the Northwest corner of this tract;

THENCE, North 86 deg. 43 min. 40 sec. East, a distance of 18.17 feet to a punch hole found, a total distance of 757.53 feet to a point for the Northeast corner of this tract;

THENCE, South 03 deg. 14 min. 55 sec. East, a distance of 834.91 feet to the PLACE OF BEGINNING, containing 14.51 Acres of land, more or less.


                              Exhibit "A" - Page 1

                              0.25 ACRE TRACT "B"


BEING a 0.25 Acre Tract of land out of the 462.26 Acre Union Carbide Tract, out of Share 32, Espiritu Santo Grant, Cameron County, Texas, and said 0.25 Acre Tract being more particularly described as follows:

COMMENCING from a concrete monument found at Corps of Engineers (U.S.E.D.) station 81+500 and the North 4+50 Reference Line from the original centerline of the Brownsville Ship Channel, thence North 06 deg. 22 min. 22 sec. West, a distance of 896.32 feet to a 1/2" iron rod found on the North Right-of-Way line of State Highway No. 48, thence North 03 Deg. 14 Min. 55 sec. West, a distance of 512.82 feet to a 1/2" iron rod found and a total distance of 797.67 feet to a 1/2" iron rod found for the Southeast corner and PLACE OF BEGINNING of this tract;

THENCE, along the North line of a certain 16.40 Acre Tract South 86 deg. 47 min. 08 sec. West, a total distance of 775.99 feet, to a 1/2" iron rod set at the East Right-of-Way line of Chemical Rd. (100 ft R.O.W.), for the Southwest corner of this tract;

THENCE, along the East Right-of-Way line of Chemical Rd. (100 Ft. R.O.W.) North 03 deg. 14 min. 30 sec. West, a total distance of 14.00 feet, to a 1/2" iron rod for the Northwest corner of this tract;

THENCE, along the South line of a certain 14.51 Acre Trace North 86 deg. 47 min. 08 sec. East, a distance of 775.99 feet to a 1/2" iron rod found on the West line of a certain 11.59 Acres (Statia Terminals Southwest, Inc.) for the Northeast corner of this tract;

THENCE, along the West line of a certain 11.59 Acres (Statia Terminals Southwest. Inc.), South 03 deg. 14 min. 55 sec. East, a distance of 14.00 feet to the PLACE OF BEGINNING, containing 0.25 Acres of land, more or less.


                              Exhibit "A" - Page 2

                              16.40 ACRE TRACT "C"


BEING a 16.40 Acre Tract of land out of the 462.26 Acre Union Carbide Tract, out of Share 32, Espiritu Santo Grant, Cameron County, Texas, and said 16.40 Acre Tract being more particularly described as follows:

COMMENCING from a concrete monument found at Corps of Engineers (U.S.E.D.) Station 81 + 500 and the North 4+50 Reference Line from the original centerline of the Brownsville Ship Channel thence North 55 deg. 00 min. 59 sec. West, a distance of 1050.50 feet to a 2" pipe w/brass cap found at the intersection of the North Right-of-way line of State Highway No. 48 and the East Right-of-way line of Chemical Rd. for the Southwest corner and PLACE OF BEGINNING of this tract;

THENCE, along the East Right-of-way line of Chemical Rd. North 03 deg. 14 min. 30 SEC. West, a total distance of 1043.37 feet to a point on South line of a certain 0.25 Acre Tract "B" for the Northwest corner of this tract;

THENCE, along the South line of a certain 0.25 Acre Tract "B", North 86 deg. 47 min. 08 sec. East, a total distance of 775.99 feet to a 1/2" iron rod found on the West line of a certain 11.59 Acre Tract (Statia Terminals Southwest, Inc.) for the Northeast corner of this tract;

THENCE, along the West line of said 11.59 Acre Tract, South 03 deg. 14 min. 55 sec. East, a total distance of 797.67 feet to a 1/2" iron rod found on the North Right-of-way line of State Highway No. 48 for the Southeast corner of this tract;

THENCE, along the North Right-of-way line of State Highway No. 48, South 69 deg. 14 min. 00 sec. West, a total distance of 813.86 feet to the PLACE OF BEGINNING, containing 16.40 Acres of land, more or less.


                              Exhibit "A" - Page 3